Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The following table details the effective tax rates for the three and six months ended June 30, 2012 and 2011.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	Successor	Predecessor	Successor	Predecessor
DPL	51.0%	34.0%	37.4%	35.3%

Income tax expenses for the three and six months ended June 30, 2012 and 2011 were calculated using the estimated annual effective income tax rates for 2012 and 2011 and reflect estimated annual effective income tax rates of 29.0% and 33.7%, respectively. Management estimates the annual effective tax rate based upon its forecast of annual pre-tax income. To the extent that actual pre-tax results for the year differ from the forecasts applied to the most recent interim period, the rates estimated could be materially different from the actual effective tax rates.

For the three months ended June 30, 2012, DPL increased income tax expense by $3.7 million as a result of the following discrete tax adjustments: an increase to deferred state income taxes of $3.6 million and an increase in other estimated tax liabilities of $0.1 million.

For the six months ended June 30, 2012, DPL increased income tax expense by $3.9 million as a result of the following discrete tax adjustments: an increase to deferred state income taxes of $3.6 million and an increase in other estimated tax liabilities of $0.3 million.

For the three and six months ended June 30, 2012, the increase in DPL's effective tax rate compared to the same period in 2011 primarily reflects decreased pre-tax earnings and an increase to deferred state income taxes.

Deferred tax liabilities for DPL decreased by approximately $1.5 million and $7.8 million, respectively, during the three and six months ended June 30, 2012. These decreases were primarily related to purchase accounting adjustments, amortization and depreciation.

The Internal Revenue Service began an examination of our 2008 Federal income tax return during the second quarter of 2010 and has continued through the current quarter. At this time, we do not expect the results of this examination to have a material effect on our financial statements.

8. Income Taxes

DPL's components of income tax expense were as follows:

	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Computation of Tax Expense
Federal income tax expense / (benefit) (a)	$(2.0)	$88.4	$151.7	$119.9

Increases (decreases) in tax resulting from:
State income taxes, net of federal effect	0.1	3.8	2.4	0.9
Depreciation of AFUDC - Equity	(0.3)	(2.9)	(2.2)	(2.0)
Investment tax credit amortized	(0.2)	(2.3)	(2.8)	(2.8)
Section 199 - domestic production deduction	-	(3.6)	(9.1)	(4.6)
Non-deductible merger costs	0.1	6.0	-	-
Non-deductible merger-related compensation	3.5	-	-	-
Derivatives	(0.1)	-	-	-
Compensation and benefits	-	13.8	0.4	(0.7)
Income not subject to tax	(0.6)	-	-	-
Other, net (b)	0.1	(1.2)	2.6	1.8
Total tax expense	$0.6	$102.0	$143.0	$112.5

Components of Tax Expense
Federal - Current	$0.4	$53.2	$84.8	$(84.4)
State and Local - Current	0.4	0.9	1.1	(1.8)
Total Current	$0.8	$54.1	$85.9	$(86.2)

Federal - Deferred	$(0.2)	$43.2	$55.9	$196.0
State and Local - Deferred	-	4.7	1.2	2.7
Total Deferred	$(0.2)	$47.9	$57.1	$198.7

Total tax expense	$0.6	$102.0	$143.0	$112.5

Components of Deferred Tax Assets and Liabilities
	Successor	Predecessor
	December 31,	December 31,
$ in millions	2011	2010
Net Noncurrent Assets / (Liabilities)
Depreciation / property basis	$(455.1)	$(618.6)
Income taxes recoverable	(8.6)	(10.3)
Regulatory assets	(25.1)	(12.4)
Investment tax credit	10.5	11.3
Intangibles	(49.4)	-
Compensation and employee benefits	(7.9)	21.0
Long-term debt	10.3	-
Other (c)	19.6	(14.1)
Net noncurrent (liabilities)	$(505.7)	$(623.1)

Net Current Assets / (Liabilities) (d)
Other	$0.8	$(1.1)
Net current assets	$0.8	$(1.1)

(a) The statutory tax rate of 35% was applied to pre-tax earnings from continuing operations.

(b) Includes benefits of $2.3 million and $0.3 million, and an expense of $2.0 million in 2011, 2010 and 2009, respectively, of income tax related to adjustments from prior years.

(c) The Other noncurrent liabilities caption includes deferred tax assets of $15.4 million in 2011 and $13.1 million in 2010 related to state and local tax net operating loss carryforwards, net of related valuation allowances of $6.7 million in 2011 and $13.1 million in 2010.

These net operating loss carryforwards expire from 2017 to 2026.

(d) Amounts are included within Other prepayments and current assets on the Consolidated Balance Sheets of DPL.

The following table presents the tax expense / (benefit) related to pensions, postretirement benefits, cash flow hedges and financial instruments that were credited to Accumulated other comprehensive loss.

	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Expense / (benefit)	$(1.2)	$(33.2)	$5.8	$(1.7)

Accounting for Uncertainty in Income Taxes

We apply the provisions of GAAP relating to the accounting for uncertainty in income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

$ in millions
2009 (Predecessor):
Balance at January 1, 2009	$1.9
Tax positions taken during prior periods	-
Tax positions taken during current period	20.6
Settlement with taxing authorities	(3.2)
Lapse of applicable statute of limitations	-
Balance at December 31, 2009	19.3

2010 (Predecessor):
Tax positions taken during prior periods	(0.4)
Tax positions taken during current period	-
Settlement with taxing authorities	0.3
Lapse of applicable statute of limitations	0.2
Balance at December 31, 2010	19.4

January 1, 2011 through November 27, 2011 (Predecessor):
Tax positions taken during prior periods	2.0
Tax positions taken during current period	3.5
Settlement with taxing authorities	-
Lapse of applicable statute of limitations	-
Balance at November 27, 2011	$24.9

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$24.9
Tax positions taken during prior periods	-
Tax positions taken during current period	0.1
Settlement with taxing authorities	-
Lapse of applicable statute of limitations	-
Balance at December 31, 2011	$25.0

Of the December 31, 2011 balance of unrecognized tax benefits, $26.1 million is due to uncertainty in the timing of deductibility offset by $1.1 million of unrecognized tax liabilities that would affect the effective tax rate.

We recognize interest and penalties related to unrecognized tax benefits in Income tax expense. The following table represents the amounts accrued as well as the expense / (benefit) recorded as of and for the periods noted below:

Amounts in Balance Sheet	Successor		Predecessor

	December 31,	December 31,	December 31,
$ in millions	2011	2010	2009
Liability / (asset)	$0.9	$0.3	$(0.1)

Amounts in Statement of Operations	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Expense / (benefit)	$-	$0.6	$0.2	$(0.1)

Following is a summary of the tax years open to examination by major tax jurisdiction: U.S. Federal 2007 and forward State and Local 2005 and forward

None of the unrecognized tax benefits are expected to significantly increase or decrease within the next twelve months.

The Internal Revenue Service began an examination of our 2008 Federal income tax return during the second quarter of 2010. The examination is still ongoing and we do not expect the results of this examination to have a material effect on our financial condition, results of operations and cash flows.